3: Growth & Income Portfolio

Financial Investors Trust

United Association S&P 500 Index Fund

SUPPLEMENT DATED April 2, 2001

TO THE AUGUST 28, 2000 PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the Prospectus and the Statement of Additional Information ("SAI"), and should be read in conjunction with such Prospectus and SAI.

Effective April 2, 2001, ALPS Mutual Funds Services, Inc., as distributor to the UA S&P 500 Index Fund, will change its name to ALPS Distributors, Inc.

References to ALPS Mutual Funds Services, Inc. as distributor to the UA S&P 500 Index Fund, in the Prospectus and SAI shall be replaced with references to ALPS Distributors, Inc.

A new section entitled "Privacy Policy" will be added to the Prospectus for the UA S&P 500 Index Fund. The following language will be included under the "Privacy Policy" section and will be located immediately preceding the "Financial Highlights" section:

Privacy Policy

United Association S&P 500 Index Fund (the "UA Fund") recognizes and respects the privacy expectations of our customers1. Our customers entrust us not only with their hard-earned assets but also with their personal and financial data. We consider our customers' data to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

We collect nonpublic personal information about our customers from the following sources:

  Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
  Account History, including information about the transactions and balances in a customer's account; and
  Correspondence, written, or telephonic, between a customer and the UA Fund or service providers to UA Fund.

UA Fund will not release information about our customers or their accounts unless one of the following conditions is met:

  We receive prior written consent.
  We believe the recipient to be a UA Fund customer or their authorized representative.
  We are required by law to release information to the recipient.

The UA Fund does not give or sell information about our customers or their UA Fund accounts to any other company, individual, or group.

The UA Fund will only use information about our customers and their accounts to help us better serve their investment needs or to suggest services or educational materials that may be of interest.

We restrict access to nonpublic personal information about our customers to those employees who need to know that information in order to provide products or services. We may also share personal information with companies that we hire to provide us with support services. When we share personal information with our service providers, we protect that personal information with a strict confidentiality agreement. We also maintain physical, electronic and procedural safeguards that comply with federal standards to guard our customers' nonpublic personal information.

We will adhere to the policies and practices described in this notice whether you are a current or former shareholder of the UA Fund.

1For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the UA Fund and individuals who provide nonpublic personal information to the UA Fund, but do not invest in UA Fund shares.